Exhibit 99.1

MAY

The May Department Stores Company

Lord & Taylor
Famous Barr
Filene's
Foley's
Hecht's
Kaufmann's
L.S. Ayres
Marshall Field's
Meier & Frank
Robinsons May
Strawbridge's
The Jones Store
David's Bridal
After Hours Formalwear
Priscilla of Boston

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MAY

MARSHALL FIELD'S
62 Stores

[Map]

Department Stores

MAY - 438
Marshall Field's - 62

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MAY

STRATEGIC RATIONALE

- Chicago, Minneapolis and Detroit

- 2003 revenues: $2.6 billion

- 2003 EBIT: $107 million

- Expense and merchandise synergies

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MAY

CAPITAL STRUCTURE

- $3.2 billion cash purchase

- Long-term debt: $2.2 billion

- Short-term debt and cash: $1 billion

- Impact on debt/capital

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MAY

STRONG CASH FLOW

- 2003 operating cash flow: $1.7 billion

- Capital expenditures: $550 million

- Investing: $550 million

- Reducing debt

- Dividends

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MAY

DIVIDENDS

- 97 cents per share

- Increased for 29 years

- Uninterrupted for 93 years

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MAY

GROWTH

- Department stores

- Bridal Group

- Other opportunities

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MAY

PLANNING AND ALLOCATION

- Increase sales

- Reduce markdowns

- Decrease inventory levels

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MAY

INITIATIVES

- Differentiated merchandise

- Grow better segments

- Grow younger businesses

- Improve the shopping experience

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MAY

DIFFERENTIATED MERCHANDISE

- Proprietary merchandise

- Newness and fashion

- Traffic generators

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MAY

PROPRIETARY BRANDS

Ideology

[Merchandise Photo]

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MAY

PROPRIETARY BRANDS

i.e. and i.e. relaxed

[Merchandise Photo]

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MAY

PROPRIETARY BRANDS

Valerie Stevens Cashmere

[Merchandise Photo]

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MAY

PROPRIETARY BRANDS

Hotel Suite

[Merchandise Photo]

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MAY

NEWNESS AND FASHION

Genuine and Faux Fur

[Merchandise Photo]

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MAY

TRAFFIC GENERATORS

Tech Gift Centers

[Merchandise Photo]

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MAY

GROW BETTER SEGMENTS

Lauren Ralph Lauren

[Merchandise Photo]

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MAY

GROW BETTER SEGMENTS

Calvin Klein

[Merchandise Photo]

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MAY

GROW BETTER SEGMENTS

Jones Signature

[Merchandise Photo]

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MAY

GROW BETTER SEGMENTS

Michael by Michael Kors

[Merchandise Photo]

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MAY

GROW YOUNGER BUSINESSES

19- To 30-year-olds

31- to 44-year-olds

[Merchandise Photos]

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MAY

GROW YOUNGER BUSINESSES

Proprietary Brands

- Ideology

- i.e.

- Brandini

[Merchandise Photos]

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MAY

GROW YOUNGER BUSINESSES

Bridal Group

- David's Bridal

- After Hours Formalwear

[Merchandise Photos]

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MAY

Imagination!

- Casual

- Tailored

[GRAPHIC]

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MAY

Imagination!

[Merchandise Photo]

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MAY

Imagination!

[Merchandise Photo]

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MAY

BETTER EDITED MERCHANDISE

Wider Aisles and More Open Departments

[Merchandise Photo]

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MAY

MORE FASHION GUIDANCE

Assemble Outfits and Translate Trends

[Merchandise Photo]

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MAY

MORE INFORMATION

Directional Signage and Price Checkers

[Store Photo]

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MAY

EASIER TRANSACTIONS

Point-of-sale equipment

[Equipment Photo]
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MAY

LORD & TAYLOR

- Repositioning as upscale retailer

- Distinctive fashion and style

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MAY

LORD & TAYLOR

- 32 stores to be divested

- 25 stores closed

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MAY

LORD & TAYLOR

[Map]

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MAY

BRIDAL GROUP

- David's Bridal

- After Hours Formalwear

- Priscilla of Boston

[Merchandise Photo]

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MAY

BRIDAL GROUP

$600 Million Sales in 2003

[Merchandise Photo]

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MAY

EXPENSE MANAGEMENT

- Strong financial disciplines

- Culture of continuous improvement

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MAY
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